CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the President of Schroder Global Series Trust (the "Trust"), with respect to the Trust’s report on Form N-CSR for the year ended October 31, 2018, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such report on Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: January 8, 2019

/s/ Michael Beattie
Michael Beattie, President

CERTIFICATION
Pursuant to 18 U.S.C. Section 1350, As Adopted Pursuant to Section 906
of the Sarbanes-Oxley Act of 2002

The undersigned, the Treasurer, Controller, and Chief Financial Officer of Schroder Global Series Trust (the "Trust"), with respect to the Trust’s report on Form N-CSR for the year ended October 31, 2018, as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1. such Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in such report on Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Trust.

Dated: January 8, 2019

/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller, and Chief Financial Officer